UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 628-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF”.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, the Board of Directors (the “Board”) of TerrAscend Corp. (the “Company”) approved the promotion of Lynn Gefen, the Company’s current Chief Legal Officer and Corporate Secretary, to the role of Chief People and Legal Officer and Corporate Secretary, effective as of November 12, 2024 (the “Effective Date”), and the compensation changes described below. Ms. Gefen retains her responsibilities as Chief Legal Officer and Corporate Secretary, while taking on the additional responsibilities of Chief People Officer.

In connection with the expansion of her role and responsibilities, effective as of the Effective Date, Ms. Gefen will receive an annual base salary of $425,000 (increased from $369,250) and will be eligible to receive (i) an annual cash bonus with a target opportunity of 50% (increased from 40%) of her base salary and (ii) a long term equity incentive award in the form of restricted stock units with a target opportunity of 50% (increased from 40%) of her base salary. In addition, on November 20, 2024, the Board awarded to Ms. Gefen an option to purchase 325,000 of the Company’s common shares, with a grant date fair value of $168,523.88, pursuant to the Company’s Stock Option Plan, which will vest in four equal annual installments commencing on the grant date, subject to Ms. Gefen’s continued service as of the applicable vesting date.

Item 7.01 Regulation FD Disclosure.

On November 26, 2024, the Company issued a press release regarding the promotion of Lynn Gefen, the Company’s current Chief Legal Officer and Corporate Secretary, to the role of Chief People and Legal Officer and Corporate Secretary. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	November 26, 2024	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer